Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the "Corporation") for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Henry D. Edelman, Chief Executive Officer of the Corporation, and Nancy E. Corsiglia, Chief Financial Officer of the Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Henry D. Edelman
-------------------------
Henry D. Edelman
Chief Executive Officer



/s/ Nancy E. Corsiglia
-------------------------
Nancy E. Corsiglia
Chief Financial Officer


Date: May 10, 2004